Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, George J. Longo, the Chief Financial Officer of The Quigley Corporation, a Nevada corporation (the “Company”), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2007 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George J. Longo
George J. Longo
Chief Financial Officer
March 7, 2008